THE 24TH ANNUAL

PIPER JAFFRAY HEALTHCARE CONFERENCE

November 27–28, 2012, New York City



Medical Action Industries
(NASDAQ: MDCI)

GUIDES FOR THE JOURNEY.® | PiperJaffray.

Forward-Looking Statements

Any statement concerning Management's expectation with respect to future results is a forward-looking statement based upon reasonable information and assumptions currently available to Management; however Management does not intend the statement to be a representation as to future results. Future results are subject to risks and uncertainties, including the risk factors described in the Company's filings with the Securities and Exchange Commission, which include those in the Form 10-K for the fiscal year ended March 31, 2012. Actual future results may differ materially from Management's current expectations.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to revise or update this presentation to reflect events or circumstances that occur subsequent to the date of this presentation.

Medical Action INDUSTRIES INC.

Executive Summary

Introduction to Medical Action Industries – A History of Success, Improving on Profitability

- Medical Action is a leading global manufacturer and supplier of high quality single use / disposable medical products
  - Market leadership in many of our key product lines
  - 35 year reputation for superior value, quality and service
  - Publicly traded on NASDAQ since 1984
- Net Sales approaching $450 million
- Nearly 1,500 employees
- Strong history of acquisition-related and organic growth
- After many years of significant growth and profitability, we have experienced some challenges in the last two years
- Medical Action has established a **Strategic Plan of Action** to return to profitability

The Medical Action Mission

"Committed to being *the* Trusted Partner, delivering innovative solutions to the healthcare community for the purpose of improving quality care and enhancing the patient experience."

Medical Action INDUSTRIES INC.

Market Opportunity



A large and growing market for medical supplies

- Large Addressable Market
  - $307+ billion global medical device market, going to nearly $350 billion by 2016 [1]
  - $105+ billion U.S. medical device market [2]
  - $38 billion U.S. disposable medical supplies market, growing to over $46 billion by 2016 [3]
- Key Growth Drivers
  - Aging population, increasingly with chronic conditions
    - Healthcare infrastructure is stressed already
  - Growing shortage of Registered Nurses
  - Penalties to be levied for Hospital Acquired Conditions ("HACs")
  - Increased use of disposables
    - Infection prevention
    - Time management
    - Cost controls
    - Improve patient outcomes

1) 2012 data, from Epsicom Business Intelligence "World Medical Market Forecasts 2017"
2) 2011 data, from Epsicom Business Intelligence "The Medical Device Market: USA, Opportunities and Challenges"
3) 2011 data, from Freedonia Group Inc. "Disposable Medical Supplies to 2016 - Market Research, Market Share, Market Size, Sales, Demand Forecast, Market Leaders, Company Profiles, Industry Trends"

Financial Overview – Net Sales

Medical Action has a history of solid top line growth performance …



Net Sales
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$71.0
$437.3
CAGR ('00-'12): 15%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Amounts in $ million; Fiscal Years ended March 31

Medical Action INDUSTRIES INC.

Financial Overview – Operating Income

And solid growth in Operating Income, through FY2010 …


Operating Income
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
CAGR ('00-'10): 15%
$6.1
$28.7
$5.6
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Amounts in $ million; Fiscal Years ended March 31

Financial Overview – Operating Margin

We know how to be profitable, 10 of the past 13 fiscal years had Operating Margins above 8%



Operating Income and Percentage
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Operating Income
Operating Income Percentage
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Amounts in $ million; Fiscal Years ended March 31

Medical Action INDUSTRIES INC.

Strategic Plan to Restore Profitability

Management is actively implementing strategic plans needed to reinvigorate profitability; approximately $10 million of annualized cost savings identified *SO FAR* ...

- **Pricing / Selling Strategies**
  - Pricing discipline across all products and meaningful price increases on certain below-market lines
  - GPO/IDN contract compliance and fee management
  - Increase "share of wallet" at our profitable hospitals with a focus on growing our higher margin products
- **Operating / Manufacturing Strategies**
  - Rationalize underperforming or low margin product lines
  - SKU rationalization and component standardization (where appropriate)
  - Production planning and efficiencies, including raw materials management
- **Capital / Expense Management**
  - Reduction of selling, freight and administrative costs
  - Evaluating capital expenditure requirements while also investing in factory improvements
- **Plan for and Overcome Medical Device Excise Tax**
  - Thoroughly evaluating all product offerings to consider which subset of products are impacted
  - Actively pursuing mitigation strategies, including all available options

Business Channels and SBUs

The first step in the execution of this strategic plan was to create a more focused organizational structure – the split into 3 Strategic Business Units

- Medical Action operates and reports in one business segment — disposable medical supplies
- We disclose net sales along two primary business channels – Patient Care and Clinical Care
  - Both channels exhibited growth from FY2011 to FY2012 (fiscal year end March 31)
- We have completed the formation of these three SBUs which allow us to manage our business much closer to the customer
  - Each of these SBUs has unique opportunities in selling, sourcing and manufacturing products


FY 2011
$362 mm
Patient Care; $158; 44%
Clinical Care; $205; 56%

Patient Care	Clinical Care	
Patient Care	**Custom Procedure Trays**	**Minor Procedure Kits & Trays**


FY 2012
$437 mm
Patient Care; $173; 40%
Clinical Care; $264; 60%

Medical Action INDUSTRIES INC.

Current Status of Turnaround

Much progress has been made, but we are just beginning…

- **Revenue and Cost Savings Initiatives entering the implementation phase**
  - 12 out of 40 identified initiatives have action plans put in place, with benefits starting this quarter
  - Revenue/pricing improvements to be implemented over next 18-24 months
  - Remaining cost savings initiatives to be implemented methodically over 24 months, with highest potential savings to be addressed first
- **Operational Turnaround has occurred**
  - Split into SBU structure has been key to drive accountability and focus – very successful to date
  - Shown continuous operational improvements since 4Q2012 in Operating Income and Debt reduction



Operating Income
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
4Q12
1Q13
2Q13



Total Debt
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
4Q12
1Q13
2Q13

  - In 3Q2013, expect to begin experiencing the previously mentioned benefits from raw materials reductions and the newly implemented cost savings initiatives
- **Continued Financial and Capital Structure Improvements in 4Q13 and 1Q14**
  - Will refinance our debt into a more appropriate and long-term solution
  - December 31, 2012 is our testing date for impairment of goodwill – the potential exists for a significant and one-time non-cash charge

Medical Action INDUSTRIES INC.

Investment Highlights

Industry Dynamics

- Significant, established and successful player in large and growing market
- Aging population expected to increase utilization
- Increased use of disposable medical supplies and devices

Corporate Initiatives

- Focus on Improving Core Operations
  - Salesforce effectiveness and discipline
  - Cost and expense management
  - Production planning and efficiencies, including raw materials management
- Continue Measured Growth Opportunities
  - Leverage our broad national footprint to deepen our relationships with our *best* customers
  - Increase *profitable* "share of wallet"
- Rationalizing the Business
  - Fix low margin or underperforming product offerings
  - Create a culture of performance measurement and accountability

Medical Action INDUSTRIES INC.

THE 24TH ANNUAL

PIPER JAFFRAY HEALTHCARE CONFERENCE

November 27–28, 2012, New York City



Medical Action Industries (NASDAQ: MDCI)

Questions …